SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 4, 2015

CAREDX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36536	94-3316839
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of principal executive offices)

(415) 287-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2015, the Compensation Committee of the Board of Directors of CareDx, Inc. approved the following compensation arrangements for the named executive officers of the Company:

Name	Base Salary for 2015	Bonus Target for 2015 (% of Base Salary)
Peter Maag	$450,000	55%
President and Chief Executive Officer
James Yee	$376,000	40%
Chief Medical Officer
Matthew Meyer	$325,000	40%
Chief Business Officer

The base salaries listed for the named executive officers are effective on April 1, 2015.

Actual bonuses for 2015 for the named executive officers will be determined by the Compensation Committee in accordance with the Company’s Executive Incentive Compensation Plan, and are based upon individual performance achievement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.
Date: March 6, 2015
By: /s/ Ken Ludlum
Ken Ludlum
Chief Financial Officer